UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2010

Milestone Scientific Inc.
 (Exact name of registrant as specified in its charter)

Delaware	001-14053	13-3545623
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

45 Knightsbridge Road, Piscataway, NJ	08854
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 973-535-2717

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to Vote of Security Holders.
On May 26, 2010, Milestone Scientific Inc. (the “Company”) held its 2010 Annual Meeting of Stockholders. At that meeting, stockholders:
•	Elected four incumbent directors to serve until the next annual meeting of the Company’s stockholders or until their respective successors have been duly elected and qualified; and

•	Approved, on an advisory basis, the appointment of Holtz Rubenstein Reminick, LLP as the Company’s independent auditors for the 2010 fiscal year.
The specific votes were as follows:
1. The election of directors:

	VOTES
NAME	FOR	WITHHELD
Leslie Bernhard	5,622,361	95,377
Leonard A. Osser	5,632,317	85,421
Pablo Felipe Serna Cardenas	5,655,552	62,186
Leonard M. Schiller	5,655,786	61,952
2. Advisory approval of Holtz Rubenstein Reminick, LLP:

VOTES
FOR	AGAINST	ABSTAIN
10,862,904*	13,265	9,287
*Including 5,167,718 broker non-votes.
* * * * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Milestone Scientific Inc.

Dated: June 2, 2010

By: /s/ Joseph D’Agostino
Joseph D’Agostino
Chief Financial Officer

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